Exhibit 10.2

EIGHTH AMENDMENT TO REIMBURSEMENT AGREEMENT

THIS EIGHTH AMENDMENT TO REIMBURSEMENT AGREEMENT, dated as of August 22, 2021 (this “Amendment”), is entered into among WILLIAMS-SONOMA, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the “Parent”), Williams-Sonoma Singapore Pte. Ltd., a corporation duly organized and validly existing under the laws of Singapore (“Williams-Sonoma Singapore” and collectively with the Parent, the “Borrowers”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (the “Bank”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Reimbursement Agreement (as defined below).

RECITALS

    WHEREAS, the Borrowers and the Bank are parties to that certain Reimbursement Agreement, dated as of August 30, 2013 (as amended or modified from time to time, the "Reimbursement Agreement"); and

    WHEREAS, the parties hereto have agreed to amend the Reimbursement Agreement as provided herein.

    NOW, THEREFORE, in consideration of the agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

AGREEMENT

1.    Amendments.

(a)The following definitions in Section 1.1 of the Reimbursement Agreement are hereby amended to read as follows:
“Credit Agreement” means the Seventh Amended and Restated Credit Agreement, dated as of January 8, 2018 by and among the Parent, the guarantors party thereto (the “Guarantors”), the various financial institutions party thereto as Lenders (the “Lenders”) and Bank of America, N.A., as administrative agent (the “Agent”), as amended by the First Amendment to Seventh Amended and Restated Credit Agreement, dated as of May 11, 2020, by and among the Parent, the Guarantors, the Lenders and Agent, and as such agreement may be further amended, restated, refinanced, replaced or otherwise modified from time to time.
“Maturity Date” means August 22, 2022.

(b)    Section 9.16 of the Reimbursement Agreement is hereby amended to read as follows:

Section 9.16     Copies; Electronic Records; Counterparts. The Bank may, in its sole discretion, accept a photocopy, facsimile, electronically transmitted, or other reproduction of a signed copy of this Agreement and/or any Letter of Credit Application (including a PDF version received via email) or an electronically executed copy of this Agreement and/or any Letter of Credit Application (including via SWIFT or DocuSign) as the binding and effective record of this Agreement and/or any Letter of Credit Application, in each case with the same effect as an original manually signed Agreement and/or any Letter of Credit Application, whether or not an original manually signed Agreement and/or any Letter of Credit Application is also received by the Bank from the Borrowers or Guarantors.  Each of the Borrowers and Guarantors represent to the Bank that the signature (whether a photocopy, facsimile, electronically transmitted copy or reproduction of an ink signature or an electronic signature) that appears on the Agreement and/or any Letter of Credit Application that is transmitted by any Borrower or Guarantor to the Bank in any manner is
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intended by any Borrower or Guarantor to authenticate the Agreement and/or any Letter of Credit Application and evidence any Borrower’s or Guarantor’s agreement with its terms notwithstanding that such signature may not be an original manual signature.  The Borrowers and Guarantors further agree that any such Agreement and/or any Letter of Credit Application received by the Bank shall constitute an original document for all purposes, including establishing the provisions of the Agreement and/or any Letter of Credit Application, shall be binding on and enforceable against any Borrower or Guarantor, and shall be legally admissible under the best evidence rule. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

2.    Effectiveness; Conditions Precedent. This Amendment shall become effective upon satisfaction of the following conditions precedent:

    (a)    Execution of Counterparts of Amendment. The Bank shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each Borrower, each of the Guarantors and the Bank.

(b)    Resolutions, Etc. The Bank shall have received, in form and substance satisfactory to the Bank, (i) for each Borrower and each Guarantor, resolutions of its board of directors (or similar governing body) certified by its Secretary or an Assistant Secretary which authorize its execution, delivery and performance of this Amendment and (ii) such other documents as the Bank may reasonably request.

    3.    Expenses. The Parent agrees to reimburse the Bank for all reasonable out-of-pocket costs and expenses of the Bank in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen PLLC.

4.    Ratification of Reimbursement Agreement. Each Borrower and each Guarantor acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Transaction Documents, as amended hereby. This Amendment is a Transaction Document.

5.    Authority/Enforceability. Each Borrower and each Guarantor represents and warrants as follows:

    (a)    It has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

    (b)    This Amendment has been duly executed and delivered by such Borrower and Guarantor and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights and general principles of equity.

    (c)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by such Person of this Amendment.

    (d)    The execution and delivery of this Amendment does not (i) contravene the terms of its articles of incorporation, bylaws or other organizational documents (as applicable) or (ii) violate any applicable law, rule or regulation.

6.    Representations and Warranties of the Borrowers. Each Borrower represents and warrants to the Bank that after giving effect to this Amendment (a) the representations and warranties set forth in Article 6 of the Reimbursement Agreement are true and correct in all material respects as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and (b) no event has occurred and is continuing which constitutes a Default.

7.    Counterparts/Telecopy. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original.

8.    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE BANK SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

9.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

10.    Headings. The headings of the sections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

11.    Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:                    WILLIAMS-SONOMA, INC.,
                        a Delaware corporation

By:     /s/ Julie Whalen
Name:    Julie Whalen
Title:     Chief Financial Officer

WILLIAMS-SONOMA SINGAPORE PTE. LTD.
By:    /s/ Beth Thompson
Name:    Beth Thompson
Title:     Director

ACKNOWLEDGED AND AGREED:

GUARANTORS:                WILLIAMS-SONOMA, INC.
REJUVENATION INC.
SUTTER STREET MANUFACTURING, INC.
WILLIAMS-SONOMA ADVERTISING, INC.
WILLIAMS-SONOMA DIRECT, INC.
WILLIAMS-SONOMA DTC, INC.
WILLIAMS-SONOMA DTC TEXAS, INC.
WILLIAMS-SONOMA GIFT MANAGEMENT, INC.
WILLIAMS-SONOMA RETAIL SERVICES, INC.
WILLIAMS-SONOMA STORES, INC.

By:    /s/ Julie Whalen
Name:    Julie Whalen
Title:     Chief Financial Officer

WILLIAMS-SONOMA, INC.
EIGHTH AMENDMENT TO REIMBURSEMENT AGREEMENT

BANK:            WELLS FARGO BANK, NATIONAL ASSOCIATION

By:    /s/ Carl Hinrichs
Name:    Carl Hinrichs
Title:     Director

WILLIAMS-SONOMA, INC.
EIGHTH AMENDMENT TO REIMBURSEMENT AGREEMENT